EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ONELIFE HEALTH PRODUCTS INC. (the "Company") on Form 10-QSB for the period ended May 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rakesh Chehil, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ Rakesh Chehil
                                       ---------------------------------
Date: October 15, 2007                 Rakesh Chehil
                                       Chief Financial Officer